Exhibit 10.47

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Execution Copy

SECOND AMENDMENT

TO AMENDED AND RESTATED SERVICES AND SUPPLY AGREEMENT

This SECOND AMENDMENT (this “Second Amendment”) dated as of December 17, 2012 (the “Second Amendment Effective Date”), is entered into among Biogen Idec MA Inc. (“Biogen Idec”), Covella Pharmaceuticals, Inc. (a wholly owned subsidiary of Santarus, “Covella”), and Santarus, Inc. (“Santarus”) (hereinafter collectively, the “Parties”).

BACKGROUND

A.	The Parties entered into that certain Amended and Restated Services and Supply Agreement, dated as of September 10, 2010, as amended on November 4, 2011, among the Parties (as previously amended and supplemented and as may be further amended and supplemented, the “Agreement”).

B.	The Parties desire to amend the term of the Agreement and certain provisions of the Agreement relating to the Storage Period for the Existing Inventory and Master Cell Bank.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Defined terms. Capitalized terms not defined herein shall have the meanings given to them in the Agreement.

2. Amendment to Section 2.3.1. Section 2.3.1 of the Agreement is hereby amended to provide that the Storage Period shall be up to and including [***]. This Section is further amended to provide that Santarus shall pay Biogen Idec a total fee of $[***] for storage of [***] Material and [***] from the Second Amendment Effective Date until expiration of the Storage Period (“Storage Fee”). The Storage Fee shall be paid by Santarus to Biogen Idec in [***] installments of $[***] each, beginning on [***] and [***] thereafter, and shall be paid to Biogen Idec within thirty (30) days of Santarus’ receipt of an invoice from Biogen Idec.

3. Amendment to Section 10.1. Section 10.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

10.1 The term of this Agreement shall commence as of the Effective Date and, subject to earlier termination in accordance with this Section 10, shall continue in force until the sixth (6th) anniversary of the Effective Date, unless extended in writing by the mutual written agreement of the Parties.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Execution Copy

4. General. Except as amended by this Second Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

5. Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of California, without regard to the conflicts of law principles that would provide for application of the law of a jurisdiction other than California and excluding the United Nations Convention on Contracts for the International Sales of Goods.

6. Entire Agreement. This Second Amendment, the Agreement and the exhibits, schedules and addendums thereto, sets forth the entire agreement of the Parties with respect to the subject matter contained herein, and may not be modified or amended except by a written agreement executed by the Parties.

7. Enforceability. If any provision of this Second Amendment shall be found by a court to be void, invalid or unenforceable, the same shall either be reformed to comply with applicable law or stricken if not so conformable, so as not to affect the validity or enforceability of this Second Amendment.

[remainder of page intentionally blank]

Execution Copy

IN WITNESS WHEREOF, the Parties hereto have executed this Second Amendment through their duly authorized representatives as of the date first set forth above.

BIOGEN IDEC MA INC.		SANTARUS, INC.

By:	/s/John Cox	By:	/s/ Gerald T. Proehl

Name:	John Cox	Name:	Gerald T. Proehl

Title:	Executive Vice President	Title:	President and Chief Executive Officer

COVELLA PHARMACEUTICALS, INC.

By:	/s/ Gerald T. Proehl

Name:	Gerald T. Proehl

Title:	President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED SERVICES AND SUPPLY AGREEMENT]